UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees' Equity Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Item 1:	Reports to Shareholders

Vanguard® International Value Fund

> Annual Report

October 31, 2006

>	Vanguard International Value Fund rode the wave of strong returns in European and emerging markets, gaining 31.2%. The fund outperformed its comparative benchmarks.

>	Financial stocks in Europe, energy stocks in emerging markets, and technology stocks in Japan were among the advisors’ most successful areas for stock selection.

>	U.S. investors’ gains were boosted by the dollar’s weakening against major currencies.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Trustees Approve Advisory Agreement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard International Value Fund	31.2%
MSCI EAFE Index	27.5
Average International Fund[1]	26.3
MSCI All Country World Index ex USA	28.9

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$33.30	$41.70	$0.56	$1.10

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Strong earnings, declining oil prices, and robust economic growth have provided a perfect environment for international markets, where stocks are on track to beat the U.S. market for the fifth straight calendar year. During Vanguard International Value Fund’s fiscal year ended October 31, 2006, the fund soared 31.2%, significantly ahead of its comparative benchmarks. The unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which tracks equity performance in 21 developed markets, gained 27.5% in U.S. dollars. The performance was pumped up by a 5% decline in the dollar relative to local currencies; the index gained 22.4% without the weaker-dollar effect.

Approximately one-third of the fund’s gain came in the financial services sector; materials and consumer discretionary stocks also contributed significantly. All three sectors benefited from improved economic growth across the Eurozone and continued supercharged growth within emerging markets. If you own the International Value Fund in a taxable account, please see page 28 for a report on its after-tax returns.

International markets served up stronger returns than the U.S. market

International stocks turned in excellent results during the past 12 months. European and emerging markets led the rally. In Europe, a surge in corporate mergers and acquisitions drove markets higher in many nations. Emerging economies continued to benefit both from outsourcing by developed countries and from increasingly strong domestic consumer markets. The Japanese market was a somewhat weak performer over the year.

In the United States, stock prices advanced in fits and starts during the 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, inflation fears moved to the fore, and market indexes pulled back sharply.

Optimism regained the upper hand in late summer, when the broad market rallied to post a 12-month return of 16.6%. As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts.

Rate hikes and inflation concerns drove the U.S. bond market

The U.S. fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	28.9%	23.0%	16.7%
Russell 1000 Index (Large-caps)	16.0	11.9	7.9
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Stock selection added value across industry sectors

During the past year, Vanguard International Value Fund benefited from a sizable stake in red-hot emerging markets and the excellent stock selection of its advisors: Hansberger Global Investors, AllianceBernstein L.P., and Lazard Asset Management LLC, the latter of which joined the team in July 2006. Hansberger and Lazard rely on traditional fundamental research, although each stresses different measures when selecting stocks, while AllianceBernstein combines fundamental research with quantitative tools.

The trio’s blended investment approach generated strong gains across industry sectors and geographic regions. For example, at the end of the fiscal year, the fund was weighted roughly 18% in emerging markets, to which the MSCI EAFE Index has no exposure. Returns for emerging markets topped the already stellar gains of the markets represented by the EAFE index, giving the fund’s investors an edge. The difference was most noticeable in the energy sector. In the EAFE Index, energy stocks were among the weakest performers, gaining “only” 13% during the year, but the fund’s energy holdings soared

Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Fund
International Value Fund	0.46%	1.65%

1 Fund expense ratio reflects the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

26% on the strength of emerging markets companies Petróleo Brasileiro (Brazil) and OAO Lukoil Holding (Russia).

The fund’s advisors also chose to maintain a weighting in Japan that was much lower than that of the benchmark (on average, roughly 19% for the fund versus 25% for the index). The Japanese market was the weakest among developed countries as its economy, which caught fire in 2005, appeared to cool. Japanese banks were among the fund’s weakest performers. However, even in Japan’s more-challenging environment, your fund’s advisors spotted winners. Canon and Nintendo were among the fund’s top performers, benefiting from global demand for digital cameras and video games, respectively.

Finally, the fund’s holdings in the all-important European market turned in outstanding performances, led by banking and insurance companies that have increased lending, investment banking, and other business lines. Top contributors included ING Groep (Netherlands), Credit Suisse Group (Switzerland), and HBOS (United Kingdom).

For more information about each advisor’s portfolio positioning during the period, see the Advisors’ Report on page 7.

The fund is well ahead of peers over the long term

Over the past ten years, your fund has produced an average annual return that is nearly 2 percentage points ahead of the MSCI EAFE Index and the average return of international funds. The fund benefits both

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
International Value Fund	9.1%	$23,977
MSCI EAFE Index	7.3	20,301
Average International Fund	7.2	20,115
MSCI All Country World Index ex USA	8.2	21,896

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

from its advisors’ records of strong stock selection and from the fund’s expense ratio, which is less than one-third of the industry average.

Translating the fund’s long-term performance into dollars, a hypothetical investment of $10,000 in the fund on October 31, 1996, would have grown to $23,977 over the ensuing decade. An investor making the same investment in a fund achieving the average return among international funds would have ended up with $3,862 less.

The virtues of investing abroad

As investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is no way to know what will happen year by year, much less day to day. The best way to approach a long-term commitment to investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

You can add diversification to the stock portion of your portfolio by committing part of your assets to a broad-based international stock fund—Vanguard suggests 20% as a reasonable target—permitting you to share in economic growth outside the United States. By combining diversified U.S. stock funds with international stock funds, as well as bond and money market funds, you can do much to insulate your portfolio from a capricious market that can smile on one asset class and frown on another at any given time.

The International Value Fund can add diversification to your portfolio and help you along the road to your long-term investing goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2006

Advisors’ Report

During the 12 months ended October 31, 2006, Vanguard International Value Fund returned 31.2%. This performance reflects the combined efforts of your fund’s three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the 2006 fiscal year and how portfolio positioning reflects this assessment.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, CFA, Co-Chief Investment Officer, International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer, International Value Equities

The AllianceBernstein portion of the International Value Fund benefited from strong security selection across a number of sectors, particularly financials. ORIX, a Japanese financial services company, enjoyed very strong earnings and raised its full-year forecast; ING Groep, the European banking and insurance firm, also posted better-than-expected results, driven by progress in its restructuring efforts.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	43	$2,954	The advisor uses a fundamentally based, research-
			driven approach to find companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction, helping find a
			balanced trade-off between risk and return.
Hansberger Global Investors, Inc	41	2,860	The advisor employs traditional, bottom-up
			fundamental analysis to uncover undervalued
			investment opportunities. A team of analysts around
			the world evaluates companies from both an
			economic and geographic perspective.
Lazard Asset Management LLC	14	982	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Cash investments[1]	2	130	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

The largest single contributor to the portfolio’s outperformance over the past 12 months was European steel company Arcelor (now Arcelor Mittal), which saw its stock price rise sharply as a result of a takeover by Dutch-registered steel-maker Mittal. The prospect of further global consolidation, along with robust demand for commodities, also helped other commodity holdings.

The portfolio’s largest detractor for the period was EADS, which was hurt by the announcement of delays in the new Airbus A380 plane. However, we think the market’s reaction has been excessive.

Overall, global economic growth is expected to decelerate modestly in 2007 but to remain generally healthy. We doubt that equity markets will be quite as calm and stable as they have been in recent years. History shows that episodes of investor complacency are typically followed by market turbulence.

The very low-anxiety, low-volatility environment of the past few years has led investors to downplay the risks inherent in many traditional value stocks, while at the same time they have been unwilling to reward higher earnings-growth expectations. As a result, stock valuations have remained unusually compressed.

Given the relatively modest value opportunity and our expectation that volatility will return to more historically normal levels, our portfolio is more diversified than usual.

In addition, although our portfolio continues to be constructed based on bottom-up stock selection, we think that larger-cap stocks appear relatively more attractive than usual. We have been reducing our overweighting in the energy sector and trimming holdings in the consumer staples group, as well as rotating out of successful holdings in the financial sector to take advantage of new opportunities.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, President and Managing Director of Research

Aureole L.W. Foong, Managing Director, Asian Research

International equity markets performed well over the past 12 months, reflecting positive trends in corporate earnings and cash flows, increased merger-and-acquisition activity, and increased confidence in a “soft” landing for the U.S. economy. During this period, each of the ten economic sectors represented in the MSCI EAFE Index posted double-digit returns, and eight of the ten returned more than 20%.

Holdings in emerging-market energy companies performed extremely well during the period, as did several Japanese holdings. Brazil-based Petróleo Brasileiro and Russia-based Lukoil delivered gains that far exceeded the returns of the overall energy sector. The combination of potentially higher growth rates and lower valuations seemed to be key in attracting investors to emerging-market energy firms. In Japan, Nintendo, a maker of video game equipment and software, was a key contributor to our portfolio’s results.

However, other holdings in Japan detracted from performance, Specifically, banking stocks such as Joyo Bank, Chugoku Bank, and Bank of Yokohama underperformed or even declined over the year. Following the Japanese market’s strong performance in 2005, many investors turned away from Japanese banks because of lingering uncertainty about the sustainability of the nation’s economic recovery.

Despite Japan’s lagging returns, our bottom-up stock selection process has led us to increase the overall exposure to the country over the past year. We continue to believe that efforts to restructure the Japanese economy and the corporate sector will lead to a sustainable improvement in corporate profitability going forward.

Overall, we have reduced our exposure to the industrials sector while adding to the consumer discretionary and information technology sectors. Emerging markets are home to many of our IT holdings, which are benefiting from global trends in outsourcing and globally competitive products and services. As we look out over the next cycle, we also believe these companies are undervalued.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

With the exception of Japan, international equity markets posted solid gains over the fiscal period, making a remarkable recovery following a sharp mid-year selloff. One of the most important factors spurring equities was the sharp retreat in oil prices, as geopolitical tensions affecting the oil market eased. Economic growth remained robust in all principal regions of the world, with the Eurozone achieving its fastest growth rate in six years. In Europe, stocks ended October near a five-year high, boosted by robust mergers-and-acquisitions activity.

Our portfolio benefited from both an overweighting and good stock selection in telecommunication services, where several holdings posted solid gains. Shares of Mobile TeleSystems (Russia) rose after the company reported solid results, a share-buyback program, and a management restructuring. Shares of Turkcell (Turkey) and Vodafone Group (United Kingdom) also rose sharply.

Stock selection in energy also boosted returns, as the diversification of our holdings provided some defense in an environment of declining oil prices. In Japan, the portfolio benefited from an underweighted position together with stock selection, as shares of Canon gained on strong sales of digital cameras and imaging equipment. Conversely, we were hurt by both an overweighted exposure and our choice of stocks in health care. The pharmaceutical firm Sanofi-Aventis (France) suffered from a competitor’s decision to launch a generic version of its highly profitable blood-thinning drug before the patent suit had even begun. Although this action could depress branded sales of the drug for a period, we believe that the stock’s valuation is attractive, even if the company loses its patent altogether.

Although smaller-cap stocks and companies with more volatile levels of profitability have dominated market leadership since 2003, more stable, large-cap stocks have recently taken the lead. We believe that our investment process is well positioned to take advantage of this shift, owing to our emphasis on larger, more consistently profitable companies.

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	230	1,165	2,118
Turnover Rate	36%	—	—
Expense Ratio	0.46%	—	—
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	11%	11%
Consumer Staples	7	8	8
Energy	10	9	10
Financials	31	27	27
Health Care	6	9	8
Industrials	6	10	10
Information Technology	8	9	9
Materials	9	7	7
Telecommunication Services	5	5	5
Utilities	4	5	5
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.94	0.96
Beta	1.03	0.97

Ten Largest Holdings[4] (% of total net assets)

Total SA	integrated oil and gas	1.9%
Vodafone Group PLC	wireless telecommunication services	1.9
ING Groep NV	diversified financial services	1.5
ENI SpA	integrated oil and gas	1.5
Credit Suisse Group (Registered)	diversified capital markets	1.4
Canon, Inc.	office electronics	1.3
BNP Paribas SA	diversified banks	1.3
Petróleo Brasileiro SA	integrated oil and gas	1.3
Royal Bank of Scotland Group PLC	diversified banks	1.2
HBOS PLC	diversified banks	1.2
Top Ten		14.5%

Allocation by Region (% of portfolio)

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification (% of portfolio)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	19%	24%	19%
France	12	10	8
Switzerland	5	7	6
Germany	5	7	6
Netherlands	5	3	3
Italy	3	4	3
Spain	1	4	3
Sweden	1	2	2
Belgium	1	1	1
Greece	1	1	1
Finland	1	1	1
Ireland	0	1	1
Norway	0	1	1
Denmark	0	1	1
Austria	0	1	1
Subtotal	54%	68%	57%
Pacific
Japan	20%	23%	19%
Hong Kong	1	2	1
Australia	1	6	4
Singapore	1	1	1
Subtotal	23%	32%	25%
Emerging Markets
Brazil	4%	—	2%
South Korea	4	—	2
Tawain	2	—	2
China	2	—	1
South Africa	1	—	1
Russia	1	—	2
Mexico	1	—	1
Israel	1	—	0
India	1	—	1
Indonesia	1	—	0
Subtotal	18%	—	12%
North America
Canada	3%	0%	6%
Short-Term Reserves	2%	—	—

1 Country percentages exclude currency contracts held by the fund.

2 MSCI EAFE Index.

3 MSCI All Country World Index ex USA.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Value Fund[1]	31.22%	17.73%	9.14%	$23,977
MSCI All Country World Index ex USA	28.91	16.67	8.15	21,896
MSCI EAFE Index	27.52	14.56	7.34	20,301
Average International Fund[2]	26.31	13.42	7.24	20,115

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[1]	5/16/1983	22.00%	17.55%	8.77%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.2%)[1]
Australia (0.9%)
Westpac Banking
Corp., Ltd.	2,296,321	42,540
Coles Myer Ltd.	940,100	9,877
Macquarie Airports Group	2,661,200	6,613
		59,030
Austria (0.1%)
Voestalpine AG	200,000	9,404

Belgium (0.6%)
Fortis Group	573,400	24,045
InBev	264,400	14,886
KBC Bank &Verzekerings Holding	52,000	5,678
		44,609
Brazil (3.5%)
Petroleo Brasileiro SA ADR	641,500	56,940
Gerdau SA ADR	2,667,200	39,394
Companhia Vale do Rio Doce ADR	1,748,000	37,967
Petroleo Brasileiro SA Pfd.	1,616,500	32,511
Usiminas-Usinas Siderugicas de Minas Gerais SA Pfd.	883,200	30,073
Companhia Energetica de Minas Gerais ADR	650,000	28,151
Uniao de Bancos Brasileiros SA GDR	187,100	14,734
Companhia de Saneamento Basico do Estado de Sao Pa	41,100,000	4,950
		244,720
Canada (2.7%)
IGM Financial, Inc.	668,384	28,944
Teck Cominco Ltd. Class B	347,500	25,636
* Celestica, Inc. (New York Shares)	2,217,500	21,798
ING Canada Inc.	397,353	20,984

	Canadian Natural Resources Ltd.	379,700	19,808
*	Nexen Inc.	316,692	16,931
^	Royal Bank of Canada	361,800	16,081
	EnCana Corp.	288,500	13,732
^	Husky Energy Inc.	208,000	13,277
*	Celestica, Inc.	1,018,240	10,015
*	Loblaw Cos., Ltd.	53,300	2,207
	Telus Corp.–Non Voting Shares	1,137	65
			189,478
	China (1.8%)
	Cosco Pacific Ltd.	13,306,000	27,448
	Denway Motors Ltd.	74,000,000	27,332
	PetroChina Co. Ltd.	20,654,000	22,784
	China Petroleum & Chemical Corp.	26,620,000	18,454
	Yanzhou Coal Mining Co. Ltd. H Shares	25,296,000	16,648
	China Telecom Corp. Ltd.	31,600,000	11,900
			124,566
	Denmark (0.1%)
	Danske Bank A/S	240,900	10,090

	Finland (0.6%)
	Nokia Oyj	1,943,100	38,624

	France (11.9%)
	Total SA	1,953,476	132,150
	BNP Paribas SA	817,759	89,816
	Societe Generale Class A	394,885	65,559
	Sanofi-Aventis	762,604	64,939
	Credit Agricole SA	1,462,140	62,121
	AXA	1,552,909	59,080
	Renault SA	503,600	58,842
	Carrefour SA	952,000	57,988
^	Suez SA	1,117,800	50,070
	France Telecom SA	1,841,200	47,950
	Vivendi SA	1,160,000	43,951
	STMicroelectronics NV	2,481,700	42,938

		Market
		Value•
	Shares	($000)
Schneider Electric SA	240,300	24,960
Groupe Danone	138,600	20,293
Air France	18,200	648
		821,305
Germany (5.0%)
E.On AG	616,900	74,285
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	330,600	53,767
Continental AG	404,300	45,295
RWE AG	396,000	39,223
Deutsche Lufthansa AG	1,561,100	36,098
Commerzbank AG	770,884	27,412
Adidas AG	420,000	21,067
TUI AG	938,200	20,548
Allianz AG	57,700	10,722
Fresenius Medical Care AG	67,000	8,942
BASF AG	87,100	7,691
		345,050
Greece (0.6%)
Folli-Follie SA	918,000	27,639
Public Power Corp.	591,070	15,092
		42,731
Hong Kong (1.0%)
Johnson Electric Holdings Ltd.	42,392,000	33,371
China Netcom Group Corp. Hong Kong Ltd.	12,265,500	21,758
Sino Land Co.	5,149,955	8,949
Kerry Properties Ltd.	1,797,913	6,617
		70,695
Hungary (0.3%)
* MOL Hungarian Oil and Gas Nyrt. ADR	104,500	10,424
MOL Hungarian Oil and Gas Nyrt.	80,900	8,023
		18,447
India (0.6%)
Patni Computer Systems ADR	1,149,192	22,179
State Bank of India GDR	283,200	17,820
		39,999
Indonesia (0.5%)
PT Bank Mandiri Tbk	88,909,500	26,490
PT Telekomunikasi Indonesia Tbk ADR	267,100	9,765
* PT Toba Pulp Lestari Tbk	545,000	—
		36,255
Ireland (0.4%)
Allied Irish Banks PLC	731,100	19,782
CRH PLC	234,677	8,290
		28,072

Israel (0.6%)
* Check Point Software Technologies Ltd.	1,216,500	25,206
Bank Hapoalim Ltd.	1,800,000	8,989
Bank Leumi Le-Israel	1,700,000	7,045
		41,240
Italy (3.5%)
ENI SpA	3,426,455	103,654
Unicredito Italiano SpA	5,278,900	43,747
Saipem SpA	1,813,060	42,709
Buzzi Unicem SpA	806,400	21,246
San Paolo-IMI SpA	781,000	16,664
Fondiaria-Sai SpA	341,916	15,212
		243,232
Japan (19.6%)
Canon, Inc.	1,735,450	92,526
Sumitomo Mitsui Financial Group, Inc.	6,307	68,807
Nissan Motor Co., Ltd.	5,451,000	65,047
Nomura Holdings Inc.	3,392,900	59,553
Toyota Motor Corp.	990,600	58,391
ORIX Corp.	202,120	56,746
JFE Holdings, Inc.	1,289,400	51,689
Nintendo Co.	248,000	50,597
Japan Tobacco, Inc.	9,800	42,581
Bank of Yokohama Ltd.	5,059,000	38,912
Ajinomoto Co., Inc.	3,138,000	36,243
Joyo Bank Ltd.	6,160,000	35,905
KDDI Corp.	5,660	35,207
Shionogi & Co., Ltd.	1,714,000	34,283
Nippon Telegraph and Telephone Corp.	6,700	33,599
Millea Holdings, Inc.	867,500	32,609
Sharp Corp.	1,827,000	32,465
Mitsui OSK Lines Ltd.	3,828,000	31,823
Sumitomo Trust & Banking Co., Ltd.	2,857,000	30,597
Mitsubishi UFJ Financial Group	2,359	29,872
JS Group Corp.	1,415,000	28,960
Osaka Gas Co., Ltd.	7,893,000	28,399
Mitsui Chemicals, Inc.	4,007,000	27,412
The Chugoku Bank, Ltd.	2,071,000	27,102
Onward Kashiyama Co., Ltd.	1,982,000	27,096
Takeda Pharmaceutical Co. Ltd.	413,200	26,483
^ Isuzu Motors Ltd.	7,224,000	24,931
Sumitomo Corp.	1,900,000	24,924
Marui Co., Ltd.	1,813,200	24,342
Sumitomo Heavy Industries Ltd.	2,789,000	23,809
Mitsui & Co., Ltd.	1,581,000	21,520
Mitsui Sumitomo Insurance Co.	1,601,000	19,810

		Market
		Value•
	Shares	($000)
East Japan Railway Co.	2,120	14,792
Kobe Steel Ltd.	4,751,000	14,496
Sumitomo Metal Industries Ltd.	3,581,000	13,435
Leopalace21 Corp.	350,100	13,125
Mitsubishi Corp.	657,800	12,678
Itochu Corp.	1,577,000	12,527
Tokyo Gas Co., Ltd.	2,200,000	11,211
Hoya Corp.	265,700	10,249
Nippon Mining Holdings Inc.	1,276,500	9,574
Hitachi Ltd.	1,212,000	6,918
Tokyo Electric Power Co.	235,000	6,819
EDION Corp.	330,000	4,747
Sankyo Co., Ltd.	60,000	3,054
		1,355,865
Luxembourg (0.2%)
SES Global FDR	824,600	12,633

Mexico (0.8%)
Fomento Economico Mexicano, SA de CV ADR	291,000	28,137
* Cemex SA de CV ADR	912,000	28,035
		56,172
Netherlands (4.8%)
ING Groep NV	2,422,868	107,309
ABN-AMRO Holding NV	1,594,596	46,466
Mittal Steel Company NV (Paris Shares)	942,606	40,484
European Aeronautic Defence and Space Co.	982,370	26,607
Koninklijke Numico NV	582,100	26,003
TNT NV	515,000	19,786
Wolters Kluwer NV	715,900	19,675
Heineken NV	390,300	17,677
Buhrmann NV	944,500	14,648
Koninklijke BAM Groep NV	612,300	12,762
		331,417
Norway (0.4%)
Norske Skogindustrier ASA	1,690,800	26,637

Philippines (0.3%)
Philippine Long Distance Telephone Co.	385,500	18,407

Russia (1.0%)
[2] Evraz Group SA GDR	1,102,846	28,564
OAO Lukoil Holding Sponsored ADR	239,800	19,376
* Mobile TeleSystems ADR	423,500	18,668
		66,608
Singapore (0.6%)
DBS Group Holdings Ltd.	3,227,701	42,193

South Africa (1.0%)
Sasol Ltd.	703,300	24,098
Sanlan Ltd.	9,045,470	21,450
Standard Bank Group Ltd.	1,013,700	11,886
Tiger Brands Ltd.	525,100	10,866
		68,300
South Korea (3.5%)
Samsung Electronics Co., Ltd.	77,220	50,005
Kookmin Bank	590,500	46,823
POSCO	88,500	24,751
Industrial Bank of Korea	1,299,860	22,724
Hyundai Mobis	200,510	19,570
Honam Petrochemical Corp.	267,700	16,763
Samsung Electronics Co., Ltd. Pfd.	34,500	16,719
[2] Samsung Electronics Co., Ltd. GDR	43,700	14,144
Hyundai Motor Co., Ltd.	267,000	12,595
* Hyundai Motor Co., Ltd. GDR	405,100	9,391
Hyundai Steel Co.	221,440	7,853
		241,338
Spain (1.2%)
Repsol YPF SA	1,300,700	43,242
Banco Santander Central Hispano SA	2,341,577	40,527
Endesa SA	61,800	2,712
		86,481
Sweden (0.8%)
Eniro AB	2,408,000	28,773
Telefonaktiebolaget LM Ericsson AB Class B	4,468,300	16,892
Svenska Cellulosa AB B Shares	204,000	9,345
		55,010
Switzerland (5.1%)
Credit Suisse Group (Registered)	1,593,257	96,058
Novartis AG (Registered)	1,248,680	75,808
Nestle SA (Registered)	144,900	49,522
Lonza AG (Registered)	461,600	35,611
CIBA Specialty Chemicals AG (Registered)	409,300	25,046
Swiss Re (Registered)	258,300	21,194
UBS AG	343,700	20,526
Julius Baer Holding Ltd.	99,500	10,501
Cie. Financiere Richemont AG	208,100	10,293
Zurich Financial Services AG	41,500	10,254
		354,813
Taiwan (1.9%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,011,952	38,916

		Market
		Value•
	Shares	($000)
United Microelectronics Corp.	36,054,046	19,993
Hon Hai Precision Industry Co., Ltd.	2,630,400	17,015
Quanta Computer Inc.	9,388,031	13,901
Siliconware Precision Industries Co.	10,153,563	12,899
AU Optronics Corp.	6,777,400	9,134
Taiwan Semiconductor Manufacturing Co., Ltd.	4,255,920	7,786
Compal Electronics Inc. GDR	1,491,940	6,505
China Steel Corp.	4,347,000	3,843
China Steel Corp. GDR	185,588	3,276
		133,268
Thailand (0.2%)
PTT Public Co.,Ltd. (Foreign)	2,059,900	12,454

Turkey (0.3%)
Turkcell Iletisim Hizmetleri A.S.	3,238,900	17,451

United Kingdom (18.7%)
Vodafone Group PLC	50,155,018	129,215
Royal Bank of Scotland Group PLC	2,330,391	82,943
HBOS PLC	3,919,759	81,191
AstraZeneca Group PLC	1,314,900	77,477
Barclays PLC	4,758,900	64,109
GlaxoSmithKline PLC	2,256,579	60,129
Smith & Nephew PLC	5,036,100	49,181
Man Group PLC	4,548,000	42,253
Reuters Group PLC	4,905,500	41,818
Aviva PLC	2,705,192	39,952
Cattles PLC	5,489,015	39,353
BP PLC	3,455,500	38,623
British Sky Broadcasting Group PLC	3,540,800	36,706
HSBC Holdings PLC (Hong Kong)	1,934,000	36,579
Kingfisher PLC	7,247,045	36,347
^ Xstrata PLC	819,970	34,908
J. Sainsbury PLC	4,335,800	32,386
Old Mutual PLC	9,900,000	32,038
Signet Group PLC	13,172,341	30,185
HSBC Holdings PLC	1,545,100	29,314
BAE Systems PLC	3,500,400	27,983
BHP Billiton PLC	1,407,200	27,092
Diageo PLC	1,325,900	24,512
Tesco PLC	2,755,100	20,666
Imperial Tobacco Group PLC	566,300	20,056
Gallaher Group PLC	1,120,800	19,020
Cadbury Schweppes PLC	1,875,000	18,872

	British American Tobacco PLC	688,400	18,745
	Unilever PLC	578,400	14,361
	Friends Provident PLC	3,350,000	13,224
	Royal & Sun Alliance Insurance Group PLC	4,446,036	12,503
	Greene King PLC	649,900	11,850
	Lloyds TSB Group PLC	941,400	10,054
	Reckitt Benckiser PLC	228,300	9,923
	Royal Dutch Shell PLC Class B	241,359	8,671
	Taylor Woodrow PLC	1,167,400	8,077
	SABMiller PLC	413,600	7,997
	Intercontinental Hotels Group, PLC	297,915	5,731
	Corus Group PLC	327,600	2,917
			1,296,961
United States (0.1%)
*	Flextronics International Ltd.	597,900	6,936
Total Common Stocks
(Cost $5,350,619)			6,590,491
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.5%)
3	Vanguard Market Liquidity Fund, 5.289%	276,370,739	276,371
3	Vanguard Market Liquidity Fund,5.289%—Note G	38,040,307	38,040
			314,411

		Face
		Amount
		($000)
U.S. Agency Obligation (0.2%)
4	Federal National Mortgage Assn.
5	5.190%, 2/9/07	15,000	14,788
Total Temporary Cash Investments
(Cost $329,198)			329,199
Total Investments (99.9%)
(Cost $5,679,817)			6,919,690
Other Assets and Liabilities (0.1%)
Other Assets—Note C			115,657
Liabilities—Note G			(109,543)
			6,114
Net Assets (100%)
Applicable to 166,069,061 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)			6,925,804
Net Asset Value Per Share			$41.70

At October 31, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	5,031,189	$30.29
Undistributed Net Investment Income	116,199.70
Accumulated Net Investment Gains	531,592	3.20
Unrealized Appreciation
Investment Securities	1,239,873	7.47
Futures Contracts	6,179.04
Foreign Currencies and Forward Currency Contracts	772	—
Net Assets	6,925,804	$41.70

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.7% and 2.2%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of these securities was $42,708,000, representing 0.6% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $14,788,000 and cash of $3,724,000, have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

FDR—Fiduciary Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	143,113
Interest[2]	17,204
Security Lending	4,195
Total Income	164,512
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,508
Performance Adjustment	648
The Vanguard Group—Note C
Management and Administrative	13,011
Marketing and Distribution	1,129
Custodian Fees	1,191
Auditing Fees	30
Shareholders’ Reports	173
Trustees’ Fees and Expenses	6
Total Expenses	24,696
Expenses Paid Indirectly—Note D	(636)
Net Expenses	24,060
Net Investment Income	140,452
Realized Net Gain (Loss)
Investment Securities Sold	555,644
Futures Contracts	4,847
Foreign Currencies and Forward Currency Contracts	(2,716)
Realized Net Gain (Loss)	557,775
Change in Unrealized Appreciation (Depreciation)
Investment Securities	600,463
Futures Contracts	4,439
Foreign Currencies and Forward Currency Contracts	4,401
Change in Unrealized Appreciation (Depreciation)	609,303
Net Increase (Decrease) in Net Assets Resulting from Operations	1,307,530

1 Dividends are net of foreign withholding taxes of $8,696,000.

2 Interest income from an affiliated company of the fund was $16,542,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	140,452	68,657
Realized Net Gain (Loss)	557,775	142,069
Change in Unrealized Appreciation (Depreciation)	609,303	275,283
Net Increase (Decrease) in Net Assets Resulting from Operations	1,307,530	486,009
Distributions
Net Investment Income	(62,618)	(39,868)
Realized Capital Gain[1]	(122,999)	—
Total Distributions	(185,617)	(39,868)
Capital Share Transactions—Note H
Issued	2,784,127	1,283,913
Issued in Lieu of Cash Distributions	174,536	37,860
Redeemed[2]	(761,142)	(379,113)
Net Increase (Decrease) from Capital Share Transactions	2,197,521	942,660
Total Increase (Decrease)	3,319,434	1,388,801
Net Assets
Beginning of Period	3,606,370	2,217,569
End of Period[3]	6,925,804	3,606,370

1 Includes fiscal 2006 short-term gain distributions totaling $33,545,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $745,000 and $158,000.

3 Net Assets—End of Period includes undistributed net investment income of $116,199,000 and $52,904,000.

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.30	$28.36	$24.54	$18.92	$20.57
Investment Operations
Net Investment Income	1.00[1]	.63	.48	.48	.29
Net Realized and Unrealized Gain (Loss) on Investments	9.06	4.79	3.80	5.43	(1.65)
Total from Investment Operations	10.06	5.42	4.28	5.91	(1.36)
Distributions
Dividends from Net Investment Income	(.56)	(.48)	(.46)	(.29)	(.29)
Distributions from Realized Capital Gains	(1.10)	—	—	—	—
Total Distributions	(1.66)	(.48)	(.46)	(.29)	(.29)
Net Asset Value, End of Period	$41.70	$33.30	$28.36	$24.54	$18.92

Total Return[2]	31.22%	19.30%	17.68%	31.72%	–6.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,926	$3,606	$2,218	$1,511	$1,086
Ratio of Total Expenses to Average Net Assets[3]	0.46%	0.50%	0.56%	0.62%	0.65%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.26%	1.99%	2.46%	1.80%
Portfolio Turnover Rate	36%	32%	74%	27%	26%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.00%, 0.02%, 0.04%, and 0.03%. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Hansberger Global Investors, Inc., AllianceBernstein L.P., and beginning July 24, 2006, Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index excluding USA. In accordance with the advisory contract entered into with Lazard Asset Management LLC in July 2006, beginning on August 1, 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since August 1, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before an increase of $648,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $680,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses.

The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $494,000 and custodian fees by $142,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency losses of $6,010,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2006, the fund realized gains on the sale of passive foreign investment companies of $730,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2006, was $18,510,000, of which $521,000 has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,259,000 from undistributed net investment income, and $33,845,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $235,338,000 of ordinary income and $436,894,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $5,698,327,000. Net unrealized appreciation of investment securities for tax purposes was $1,221,363,000, consisting of unrealized gains of $1,291,147,000 on securities that had risen in value since their purchase and $69,784,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	1,736	88,864	4,917
FTSE 100 Index	327	38,302	1,190
Topix Index	273	37,661	(552)
S&P ASX 200 Index	115	11,933	624

At October 31, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/20/06	EUR	39,562	USD	50,624	197
12/13/06	JPY	4,469,379	USD	38,363	(487)
12/20/06	GBP	19,456	USD	37,121	604
12/29/06	AUD	14,255	USD	11,016	321

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $137,000 resulting from the translation of other assets and liabilities at October 31, 2006.

F. During the year ended October 31, 2006, the fund purchased $3,826,448,000 of investment securities and sold $1,819,837,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $36,671,000, for which the fund received cash collateral of $38,040,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	72,609	40,794
Issued in Lieu of Cash Distributions	5,030	1,266
Redeemed	(19,883)	(11,945)
Net Increase (Decrease) in Shares Outstanding	57,756	30,115

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Funds and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2006

Special 2006 tax information (unaudited) for International Value Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $117,272,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $42,643,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $151,421,000 and foreign taxes paid of $8,308,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund[1]
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	31.22%	17.73%	9.14%
Returns After Taxes on Distributions	29.97	17.15	7.34
Returns After Taxes on Distributions and Sale of Fund Shares	20.86	15.34	6.87

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,029.38	$2.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee or the 2% fee assessed on redemptions of shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard International Value Fund added Lazard Asset Management LLC to the fund’s investment advisory team in July 2006. The board determined that the addition of Lazard was in the best interests of the fund and its shareholders. The board previously renewed the fund’s investment advisory agreements with AllianceBernstein L.P. and Hansberger Global Investors, Inc. Please see the fund’s semiannual report dated April 30, 2006, for more information about those agreements.

The board decided to approve the agreement with Lazard based upon an evaluation of the firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the advisor’s investment management and took into account Lazard’s organizational depth and stability.

Lazard, based in New York, is an investment management firm that is a subsidiary of investment bank Lazard Freres & Co. LLC. Lazard uses a disciplined relative-value strategy that has achieved solid performance results. Lazard is a high-quality manager with a track record of success and a commitment to a global value mandate similar to that of the fund. The cross-border team responsible for implementing Lazard’s strategy has over a decade of investment experience.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreement.

Investment performance

The board considered the performance of other funds and portfolios that are managed by Lazard under the same mandate that Lazard would apply to the International Value Fund. The board concluded that Lazard’s other investment portfolios have been competitive versus relevant benchmarks and peer funds over various short- and long-term periods. The board further concluded that adding Lazard as an advisor would allow the fund to retain its character as a diversified global equity offering with a value-oriented strategy.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after implementation of the agreement with Lazard, the fund’s advisory fee rate and expense ratio should remain below the advisory fee rates and expense ratios of the fund’s peers. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not consider the profitability of Lazard in determining whether to approve the advisory fee, because the firm is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by Lazard increase.

The board will consider whether to renew the advisory agreement after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122006

Vanguard® Diversified Equity Fund

> Annual Report

October 31, 2006

>	During its first full fiscal year, Vanguard Diversified Equity Fund returned 14.7%.

>	The fund outpaced its peers, but trailed the 16.5% return of the broad U.S. stock market.

>	Small-capitalization stocks outperformed large-caps, and value-oriented stocks performed better than growth stocks.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	17
About Your Fund’s Expenses	18
Glossary	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Diversified Equity Fund	14.7%
MSCI US Broad Market Index	16.5
Average Multi-Cap Core Fund[1]	14.5

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$20.45	$23.20	$0.150	$0.078

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund returned 14.7% for the 12 months ended October 31, 2006—the fund’s first complete fiscal year. The return lagged the 16.5% result of the broad U.S. stock market (the fund’s benchmark), but bested the average result of competing multi-cap core funds.

Diversified Equity, a “fund of funds,” invests in eight underlying Vanguard domestic stock funds. As its name suggests, Diversified Equity encompasses a wide array of investment styles, company sizes, and portfolio management strategies.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%, based on the Dow Jones Wilshire 5000 Composite Index.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented

2

stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Your fund reflected diverse segments of the U.S. market

The stock market made healthy advances during your fund’s fiscal year—a period in which investors continued to favor value stocks over growth stocks. Vanguard Diversified Equity Fund’s 14.7% return—and the results of its component funds—reflected these dynamics.

Not surprisingly, Diversified Equity’s three best-performing funds during the 12 months ended October 31, 2006, were all value-focused: Vanguard Capital Value returned 21.0%, Vanguard Windsor™

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

3

earned 19.7%, and Windsor™ II advanced 16.8%. While none of these funds exceeded the return of its respective benchmark, collectively they lifted Diversified Equity’s result closer to that of the overall market.

Diversified Equity’s largest individual holding, Vanguard Growth and Income Fund, blends characteristics of growth and value stocks. It returned 15.9%, nearly keeping pace with the 16.3% return of its benchmark, the Standard & Poor’s 500 Index.

Among the purely growth-oriented funds, the top performer was Mid-Cap Growth Fund (15.4%), followed by the small-cap Explorer™ Fund (13.6%), and Morgan™ Growth Fund (13.5%). Vanguard U.S. Growth Fund, meanwhile, returned a modest 5.1%. Its substantial commitment to the information technology and health care sectors created a drag on performance during the year.

Diversified Equity’s youth belies decades of fund experience

Since your fund’s inception in June 2005, it has produced an average annual return of 12.1%, lagging the 13.3% return of the broad stock market and slightly trailing the average return of its peers. If you hold shares of Diversified Equity Fund in a taxable account, see page 17 for a report on the fund’s after-tax returns. A hypothetical investment of $10,000 made in Diversified Equity at the fund’s inception would have grown to $11,724 by October 31, 2006.

Underlying Funds: Allocations and Returns
As of October 31, 2006
Vanguard Fund (Investor Shares)	Percentage of	Total Returns
	Diversified	October 31, 2005, Through
	Equity’s Assets	October 31, 2006
Growth and Income	20%	15.9%
U.S. Growth	15	5.1
Windsor II	15	16.8
Morgan Growth	15	13.5
Windsor	15	19.7
Explorer	10	13.6
Mid-Cap Growth	5	15.4
Capital Value	5	21.0
Combined	100%	14.7%

4

Of course, 16 1/2 months is not sufficient time to judge the performance of this—or any—new fund. Instead, a long-term perspective is key to evaluating an investment’s merits. How will it perform during the market’s peaks? And during the inevitable valleys? These questions are better answered over a period of years rather than months.

At the same time, Diversified Equity’s fledgling status could lead some to underestimate the skill and experience of its underlying funds’ advisors. The average age of its eight component funds exceeds 25 years. The oldest, Vanguard Windsor Fund, turned 48 years old in October. In launching Diversified Equity last year, Vanguard harnessed the collective knowledge and diverse investment philosophies of many talented portfolio management teams. Combined with

Vanguard’s low cost structure, we believe this can create a powerful advantage for shareholders over time.

A diversity of investments—and investment philosophies

Over extended market cycles, different investment styles and market segments fall into—and then out of—favor with investors. With its exposure to the market’s small-, mid-, and large-cap stocks, as well as growth and value investments, Diversified Equity is designed to capture returns of the market’s sweet spots, while avoiding overexposure to areas that are out of favor.

The fund invests in actively managed (rather than indexed) funds, meaning the advisors for each of the eight underlying funds seek to outperform their respective benchmarks. The advisors approach their objectives using different

Total Returns
June 10, 2005,[1] Through October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Diversified Equity Fund	12.1%	$11,724
MSCI US Broad Market Index	13.3	11,900
Average Multi-Cap Core Fund	12.2	11,736

Expense Ratios
Your fund compared with its peer group
	“Acquired”	Average
	Fund Fees	Multi-Cap
	and Expenses[2]	Core Fund[3]
Diversified Equity Fund	0.43%	1.28%

1 Inception date.

2 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

3 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

5

strategies and philosophies. For instance, some take a quantitative approach, using complex computer models to select stocks. Others employ a bottom-up philosophy, meeting with company managers and performing traditional fundamental research. The advisors’ diverse methods have been effective over time. However, they may not always be effective at the same time. The blending of different styles can smooth returns when any one approach strikes a dissonant chord.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 13, 2006

6

Fund Profile

As of October 31, 2006

Total Fund Characteristics[1]
		Comparative
	Fund	Index[2]
Number of Stocks	1,553	3,918
Median Market Cap	$40.6B	$31.3B
Price/Earnings Ratio	16.4x	17.8x
Price/Book Ratio	2.6x	2.8x
Yield	1.0%	1.7%
Return on Equity	17.5%	17.7%
Earnings Growth Rate	17.5%	17.5%
Foreign Holdings	0.0%	0.0%
Acquired Fund Fees and Expenses[3]	0.43%	—

Allocation to Underlying Vanguard Funds

Growth and Income	20%
U.S. Growth	15
Windsor II	15
Morgan Growth	15
Windsor	15
Explorer	10
Mid-Cap Growth	5
Capital Value	5

Sector Diversification[1] (% of portfolio)
		Comparative
	Fund	Index[2]
Consumer Discretionary	11%	12%
Consumer Staples	8	8
Energy	7	9
Financials	22	22
Health Care	13	12
Industrials	12	11
Information Technology	14	16
Materials	4	3
Telecommunication Services	4	3
Utilities	5	4

Investment Focus

1 Reflects holdings of underlying funds.

2 MSCI US Broad Market Index.

3 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

See page 20 for a glossary of investment terms.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended October 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Diversified Equity Fund	14.66%	12.10%	$11,724
MSCI US Broad Market Index	16.52	13.31	11,900
Average Multi-Cap Core Fund[2]	14.50	12.19	11,736

1 Since inception, June 10, 2005.

2 Derived from data provided by Lipper Inc.

8

Fiscal-Year Total Returns (%): June 10, 2005–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception
Diversified Equity Fund	6/10/2005	8.73%	9.98%

1 Since inception, June 10, 2005.

Note: See Financial Highlights table on page 13 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
Vanguard Growth and Income Fund Investor Shares	710,059	24,916
Vanguard U.S. Growth Fund Investor Shares	1,045,727	18,698
Vanguard Windsor II Fund Investor Shares	531,636	18,682
Vanguard Morgan Growth Fund Investor Shares	983,567	18,678
Vanguard Windsor Fund Investor Shares	968,286	18,659
Vanguard Explorer Fund Investor Shares	154,826	12,426
Vanguard Mid-Cap Growth Fund	325,289	6,220
Vanguard Capital Value Fund	473,951	6,204

Money Market Fund (0.3%)
[1] Vanguard Market Liquidity Fund, 5.289%	378,248	378
Total Investment Companies (Cost $116,805)		124,861
Other Assets and Liabilities (–0.1%)
Other Assets		476
Liabilities		(558)
		(82)
Net Assets (100%)
Applicable to 5,379,511 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		124,779
Net Asset Value Per Share		$23.20

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	115,132	$21.40
Undistributed Net Investment Income	458.09
Accumulated Net Realized Gains	1,133.21
Unrealized Appreciation	8,056	1.50
Net Assets	124,779	$23.20

•	See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

10

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	821
Net Investment Income—Note B	821
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,451
Investment Securities Sold	(107)
Realized Net Gain (Loss)	1,344
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,199
Net Increase (Decrease) in Net Assets Resulting from Operations	10,364

11

Statement of Changes in Net Assets

	Year Ended	June 10[1] to
	October 31,	October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	821	31
Realized Net Gain (Loss)	1,344	(6)
Change in Unrealized Appreciation (Depreciation)	8,199	(143)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,364	(118)
Distributions
Net Investment Income	(394)	—
Realized Capital Gain[2]	(205)	—
Total Distributions	(599)	—
Capital Share Transactions—Note E
Issued	94,734	51,390
Issued in Lieu of Cash Distributions	550	—
Redeemed	(27,843)	(3,699)
Net Increase (Decrease) from Capital Share Transactions	67,441	47,691
Total Increase (Decrease)	77,206	47,573
Net Assets
Beginning of Period	47,573	—
End of Period[3]	124,779	47,573

1 Inception.

2 Includes fiscal 2006 short-term gain distributions totaling $205,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $458,000 and $31,000.

12

Financial Highlights

Diversified Equity Fund

	Year Ended	June 10[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$20.45	$20.00
Investment Operations
Net Investment Income	.225	.01
Capital Gain Distributions Received	.419	—
Net Realized and Unrealized Gain (Loss) on Investments	2.334	.44
Total from Investment Operations	2.978	.45
Distributions
Dividends from Net Investment Income	(.150)	—
Distributions from Realized Capital Gains	(.078)	—
Total Distributions	(.228)	—
Net Asset Value, End of Period	$23.20	$20.45

Total Return	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$125	$48
Ratio of Expenses to Average Net Assets—Note B	0%[2]	0%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.10%*
Portfolio Turnover Rate	16%	1%

1 Inception.

2 The acquired fund fees and expenses were 0.43%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a capital loss carryforward of $6,000 to offset taxable capital gains realized during the year ended October 31, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2006, the fund had $450,000 of ordinary income and $1,177,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $116,841,000. Net unrealized appreciation of investment securities for tax purposes was $8,020,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

14

D. During the year ended October 31, 2006, the fund purchased $83,216,000 of investment securities and sold $14,302,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended	Jun. 10[1] to
	October 31, 2006	Oct. 31, 2005
	Shares	Shares
	(000)	(000)
Issued	4,299	2,508
Issued in Lieu of Cash Distributions	26	—
Redeemed	(1,272)	(181)
Net Increase (Decrease) in Shares Outstanding	3,053	2,327

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 Inception.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $575,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

16

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2006
	One	Since
	Year	Inception[1]
Returns Before Taxes	14.66%	12.10%
Returns After Taxes on Distributions	14.39	11.91
Returns After Taxes on Distributions and Sale of Fund Shares	9.65	10.24

1 Since inception, June 10, 2005.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for Diversified Equity Fund.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,023.83	$2.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

1 The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The Diversified Equity Fund’s acquired fund fees and expenses as of October 31, 2006, are 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized acquired fund fees and expenses for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Note that the expenses shown in the table on page 18 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

19

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2006: $43,700
Fiscal Year Ended October 31, 2005: $27,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2006: $2,347,620
Fiscal Year Ended October 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2006: $530,000
Fiscal Year Ended October 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2006: $0
Fiscal Year Ended October 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 15, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.